UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 13, 2006

Date of Report (Date of earliest event reported)

Watson Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-20045	95-3872914
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

311 Bonnie Circle
Corona, California, 92880
(Address of principal executive offices) (Zip Code)

(951) 493-5300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                     Regulation FD Disclosure

On March 13, 2006, Andrx Corporation (“Andrx”) inadvertently disclosed Watson Pharmaceuticals, Inc.'s (“Watson”) preliminary estimate of approximately $30 million of anticipated synergies in the first calendar year following the closing of Watson's acquisition of Andrx pursuant to the terms and conditions of the Agreement and Plan of Merger, dated March 12, 2006, by and among Watson, Andrx and Water Delaware, Inc. Areas with likely synergies include selling, general and administrative areas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2006	By:	/s/ David A. Buchen
David A. Buchen
Senior Vice President,
General Counsel and Secretary